UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) January 28, 2004




                            FIRSTFED FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)



   Delaware                     1-9566                   95-4087449
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



  401 Wilshire Boulevard, Santa Monica, California,           90401-1490
         (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (310) 319-6000

ITEM 7.           Financial Statements and Exhibits

(a)      Financial Statements

              Not Applicable.

(b)      Pro Forma Financial Information

              Not Applicable.

(c) Exhibits:

              99. Press Release dated January 28, 2004, regarding results for the third quarter of 2004.

ITEM 12.          Results of Operations and Financial Condition

On January 28, 2004, the registrant, FirstFed Financial Corp., issued a press release setting forth the Company's fourth quarter 2003 earnings. A copy of this press release is attached and incorporated herein as Exhibit 99.



                               S I G N A T U R E S

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            FIRSTFED FINANCIAL CORP.


Dated: January 28, 2004                 By:  /s/ Douglas J. Goddard
                                             ----------------------
                                                 Douglas J. Goddard
                                                 Chief Financial Officer

                                   Exhibit 99

             FIRSTFED REPORTS RESULTS FOR THE FOURTH QUARTER OF 2003

     Santa Monica, California, January 28, 2004 -- FirstFed Financial Corp. (NYSE-FED), parent company of First Federal Bank of California, today announced net earnings of $15.2 million or $0.87 per diluted common share for the fourth quarter of 2003 compared to $18.2 million or $1.04 per diluted common share for the third quarter of 2003 and $14.3 million or $0.83 per diluted common share for the fourth quarter of 2002. Net earnings for the third quarter of 2003 included a $1.6 million reduction in net tax provision resulting from a change in the California tax law relating to bad debts. Also during the third quarter, net income of $870 thousand was recorded as a result of a revised estimate of the Bank's repurchase liability for loans sold with recourse.

     Net earnings for the twelve months of 2003 were $64.5 million or $3.70 per diluted common share compared to $55.2 million or $3.15 per diluted common share for the twelve months of 2002. Yearly net earnings increased during 2003 due to higher net interest income, higher loan prepayment fees and reduced operating expenses.

     Net interest income for the fourth quarter of 2003 increased by $1.4 million or 4% over the fourth quarter of 2002 due to an 8% increase in the level of interest-earning assets compared to the same period last year. The interest rate spread decreased to 3.09% for the fourth quarter of 2003 compared to 3.21% for the fourth quarter of 2002. The reduction in spread during the fourth quarter is attributable to decreased yields on the Bank's adjustable rate loan portfolio which exceeded decreases in the cost of funds during the period.

     Net interest income for the twelve months of 2003 increased by $12.1 million or 9% over the twelve months of 2002 primarily due to an increase in interest rate spread to 3.22% for the year compared to 2.92% for 2002.

     Loan originations reached record high levels of $660 million during the fourth quarter of 2003 and $2.3 billion for the year ended 2003 compared to $418 million and $1.3 billion for the respective periods during 2002. Single family loans comprised 75% of originations during the year 2003 compared to 57% during 2002.

     Net earnings for the fourth quarter and twelve months of 2003 were also favorably impacted by increased loan fees and reductions in other operating expenses compared to the same periods last year. Loan fees increased throughout 2003 due primarily to higher levels of prepayment fees as borrowers continued to refinance into lower rate loans. Other operating expense decreased during the fourth quarter and twelve months of 2003 compared to the same periods last year as a result of reductions in legal and advertising expenses.

     Allowances for loan losses (including general valuation allowances and valuation allowances for impaired loans) totaled $75.7 million or 1.70% of gross loans at December 31, 2003 compared to $75.7 million or 1.96% at December 31, 2002. Non-performing assets were 0.10% of total assets as of December 31, 2003 compared to 0.17% as of December 31, 2002.

     The Company did not record a provision for loan losses during 2003 or 2002. The Company recorded net loan charge-offs of $10 thousand for the fourth quarter of 2003 and had net loan recoveries of $15 thousand during the twelve months of 2003. For the comparable periods last year, the Company recorded net loan recoveries of $50 thousand and $950 thousand during the fourth quarter and twelve months of 2002, respectively.

     During 2003, the Company repurchased 33,800 shares of its common stock at an average market price of $28.53 per share. During 2002, the Company repurchased 353,000 shares of its common stock at an average market price of $25.02 per share. As approved by the Board and as previously announced, there remain 1,348,677 shares eligible for repurchase under the Company's stock repurchase program as of January 27, 2004.

     As of December 31, 2003, the Company had assets totaling $4.8 billion and consolidated stockholders' equity of $436.6 million. First Federal Bank of California operates 29 full-service retail banking offices and 4 loan production offices in Southern California.

     This news release contains certain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to various factors, many of which are beyond the Company's control, which could cause actual results to differ materially from such statements. Such factors include, but are not limited to, the general business environment, interest rate fluctuations that may affect operating margin, the California real estate market, branch openings, competitive conditions in the business and geographic areas in which the Company conducts its business and regulatory actions. In addition, these forward-looking statements are subject to assumptions as to future business strategies and decisions that are subject to change. The Company makes no guarantees or promises regarding future results and assumes no responsibility to update such forward-looking statements.

         Contact: Douglas Goddard, Executive Vice President
                 (310) 319-6014


                          KEY FINANCIAL RESULTS FOLLOW

                            FIRSTFED FINANCIAL CORP.
                                 AND SUBSIDIARY
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                    (Dollars in thousands, except share data)
                                   (Unaudited)

                                                                                  December 31,             December 31,
                                                                                      2003                     2002
                                                                               -------------------     ------------------
ASSETS
Cash and cash equivalents                                                   $             54,318   $             45,199
Investment securities, available-for-sale (at fair value)                                116,411                103,055
Mortgage-backed securities, available-for-sale (at fair value)                           135,176                200,585
Loans receivable, held-for-sale (fair value of $494 and $2,300)                              492                  2,293
Loans receivable, net                                                                  4,373,620              3,766,942
Accrued interest and dividends receivable                                                 16,941                 17,752
Real estate, net                                                                           1,324                    347
Office properties and equipment, net                                                      10,568                 10,342
Investment in Federal Home Loan Bank (FHLB) stock, at cost                                87,775                 78,728
Other assets                                                                              28,397                 28,486
                                                                               -------------------     ------------------
                                                                            $          4,825,022   $          4,253,729
                                                                               ===================     ==================
LIABILITIES

Deposits                                                                    $          2,538,398   $          2,527,026
FHLB advances                                                                          1,694,000              1,167,000
Securities sold under agreements to repurchase                                           122,622                155,273
Accrued expenses and other liabilities                                                    33,435                 32,789
                                                                               -------------------     ------------------
                                                                                       4,388,455              3,882,088
                                                                               -------------------     ------------------
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
Common stock, par value $.01 per share;
  authorized 100,000,000 shares;
  issued 23,543,339 and 23,395,202 shares;
  outstanding 17,045,643 and 16,931,306 shares                                               235                    234
Additional paid-in capital                                                                37,733                 35,680
Retained earnings - substantially restricted                                             483,360                418,885
Unreleased shares to employee stock ownership plan                                          (125)                  (597)
Treasury stock, at cost, 6,497,696 and 6,463,896 shares                                  (85,727)               (84,762)
Accumulated other comprehensive earnings, net of taxes                                     1,091                  2,201
                                                                               -------------------     ------------------
                                                                                         436,567                371,641
                                                                               -------------------     ------------------
                                                                            $          4,825,022   $          4,253,729
                                                                               ===================     ==================

                            FIRSTFED FINANCIAL CORP.
                                 AND SUBSIDIARY
        CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE EARNINGS
                  (Dollars in thousands, except per share data)
                                   (Unaudited)

                                                             Three months ended                      Twelve months ended
                                                                 December 31,                            December 31,
                                                   -------------------------------------    ------------------------------------
                                                         2003                 2002                2003                2002
                                                   ----------------     ----------------    ---------------     ----------------
Interest income:
     Interest on loans                         $            55,054  $            58,112   $        224,779   $          243,716
     Interest on mortgage-backed securities                  1,051                1,891              5,328                9,154
     Interest and dividends on investments                   1,181                2,435              5,774               11,008
                                                    ----------------     ----------------    ---------------     ----------------
        Total interest income                               57,286               62,438            235,881              263,878
                                                    ----------------     ----------------    ---------------     ----------------
Interest expense:
     Interest on deposits                                    8,671               13,166             39,104               60,808
     Interest on borrowings                                 12,183               14,210             49,238               67,611
                                                    ----------------     ----------------    ---------------     ----------------
        Total interest expense                              20,854               27,376             88,342              128,419
                                                    ----------------     ----------------    ---------------     ----------------
Net interest income                                         36,432               35,062            147,539              135,459
Provision for loan losses                                       --                   --                 --                   --
                                                    ----------------     ----------------    ---------------     ----------------
Net interest income after provision for loan
    losses                                                  36,432               35,062            147,539              135,459
                                                    ----------------     ----------------    ---------------     ----------------
Non-interest income:
     Loan servicing and other fees                           2,377                1,263              7,990                4,325
     Retail office fees                                      1,432                1,256              5,095                4,604
     Gain on sale of loans                                      62                1,242              2,444                7,806
     Real estate operations, net                               465                  206                780                  339
     Other operating income                                     74                  203                432                1,000
                                                    ----------------     ----------------    ---------------     ----------------
        Total non-interest income                            4,410                4,170             16,741               18,074
                                                    ----------------     ----------------    ---------------     ----------------
Non-interest expense:
     Salaries and employee benefits                          8,458                8,152             33,484               32,627
     Occupancy                                               2,114                2,158              8,171                8,557
     Amortization of core deposit intangible                   500                  498              1,995                1,962
     Other expense                                           3,450                3,753             11,939               15,066
                                                    ----------------     ----------------    ---------------     ----------------
        Total non-interest expense                          14,522               14,561             55,589               58,212
                                                    ----------------     ----------------    ---------------     ----------------

Earnings before income taxes                                26,320               24,671            108,691               95,321
Income tax provision                                        11,159               10,380             44,216               40,149
                                                    ----------------     ----------------    ---------------     ----------------
Net earnings                                   $            15,161  $            14,291   $         64,475   $           55,172
                                                    ================     ================    ===============     ================
Other comprehensive earnings (loss), net of
     taxes                                                      52                 (390)            (1,110)                (790)
                                                    ----------------     ----------------    ---------------     ----------------
Comprehensive earnings                         $            15,213  $            13,901   $         63,365   $           54,382
                                                    ================     ================    ===============     ================
Earnings per share:
     Basic                                     $              0.89  $              0.85   $           3.80   $             3.22
                                                    ================     ================    ===============     ================
     Diluted                                   $              0.87  $              0.83   $           3.70   $             3.15
                                                    ================     ================    ===============     ================
Weighted average shares outstanding:
     Basic                                              17,027,977           16,888,883          16,986,725          17,149,712
                                                    ================     ================    ===============     ================
     Diluted                                            17,505,446           17,236,018          17,407,459          17,506,129
                                                    ================     ================    ===============     ================

                            FIRSTFED FINANCIAL CORP.
                                 AND SUBSIDIARY

                              KEY FINANCIAL RESULTS

                                                                                      Quarter ended December 31,
                                                                                      2003                   2002
                                                                               -----------------         --------------
                                                                             (Dollars in thousands, except per share data)
      End of period:
           Total assets                                                     $          4,825,022      $      4,253,729
           Cash and securities                                              $            170,729      $        148,254
           Mortgage-backed securities                                       $            135,176      $        200,585
           Loans                                                            $          4,374,112      $      3,769,235
           Core deposit intangible asset                                    $              7,328      $          9,323
           Deposits                                                         $          2,538,398      $      2,527,026
           Borrowings                                                       $          1,694,000      $      1,322,273
           Stockholders' equity                                             $            436,567      $        371,641
           Book value per share                                             $              25.61      $          21.95
           Tangible book value per share                                    $              25.18      $          21.40
           Stock price (period-end)                                         $              43.50      $          28.95
           Total loan servicing portfolio                                   $          4,601,240      $      4,123,602
           Loans serviced for others                                        $            145,475      $        197,250
           % of Adjustable mortgages                                                       79.03 %               71.46 %

      Other data:
           Employees (full-time equivalent)                                                  574                   497
           Branches                                                                           29                    29
           Loan Offices                                                                        4                     4

      Asset quality:
           Real estate (foreclosed)                                         $             1,324       $            319
           Non-accrual loans                                                $              3,342      $          6,722
           Non-performing assets                                            $              4,666      $          7,041
           Non-performing assets to total assets                                            0.10 %                0.17 %
           General valuation allowance (GVA)                                $             75,238      $         75,223
           Allowances for impaired loans                                                     496                   496
                                                                               -----------------         --------------
           Allowances for loan losses                                       $             75,734                75,719
           Allowances for loan losses as a percent of gross loans
             receivable                                                                     1.70 %                1.96 %
           Loans sold with recourse                                         $             91,003      $        108,606
           GVA for loans sold with recourse                                 $              5,400      $          6,900
           GVA to loans sold with recourse                                                  5.93 %                6.35 %
           Modified loans (not impaired)                                    $              2,472      $          2,299
           Impaired loans, net                                              $              3,270      $          1,071
           Allowance for impaired loans                                     $                496      $            496

      Capital ratios:
           Tangible capital ratio                                                           8.48 %                8.05 %
           Core capital ratio                                                               8.48                  8.05
           Risk-based capital ratio                                                        15.92                 14.53
           Net worth to assets ratio                                                        9.05                  8.74


                            FIRSTFED FINANCIAL CORP.
                                 AND SUBSIDIARY

                        KEY FINANCIAL RESULTS (continued)

                                                   Three months ended December 31,           Twelve months ended December 31,
                                                 -------------------------------------      ------------------------------------
                                                      2003                 2002                   2003                 2002
                                                 ---------------     -----------------      ----------------     ---------------
                                                                          (Dollars in thousands)
Selected ratios:
   Expense ratios:
       Efficiency ratio                                   35.61%                38.71%                34.35%              39.95%
       Expense-to-average assets ratio                     1.24                  1.36                  1.24                1.31
   Return on average assets                                1.30                  1.33                  1.43                1.24
   Return on average equity                               14.15                 15.65                 15.97               15.82

Yields earned and rates paid:
   Average yield on loans and mortgage-backed
     securities                                            5.14%                 6.05%                 5.49%               6.18%
   Average yield on investment portfolio (1)               1.70                  3.86                  2.20                3.65
   Average yield on all interest-earning assets
     (1)                                                   5.08                  5.97                  5.40                6.08
   Average rate paid on deposits                           1.36                  2.08                  1.55                2.42
   Average rate paid on borrowings (2)                     2.99                  4.02                  3.21                4.39
   Average rate paid on all interest-bearing
     liabilities                                           1.99                  2.76                  2.18                3.16
   Interest rate spread                                    3.09                  3.21                  3.22                2.92
   Effective net spread                                    3.22                  3.38                  3.35                3.09

Average balances:
   Average loans and mortgage-backed securities   $   4,363,905       $     3,961,612        $    4,194,404       $   4,091,852
   Average investments  (3)                              84,967               150,729               113,624             172,996
                                                  ---------------     -----------------      ----------------     ---------------
   Average interest-earning assets  (3)               4,448,872             4,112,341             4,308,028           4,264,848
                                                  ---------------     -----------------      ----------------     ---------------
   Average deposits                                   2,535,615             2,515,045             2,515,471           2,517,366
   Average borrowings                                 1,616,091             1,350,902             1,529,630           1,518,283
                                                  ---------------     -----------------      ----------------     ---------------
   Average interest-bearing liabilities               4,151,706             3,865,947             4,045,101           4,035,649
                                                  ---------------     -----------------      ----------------     ---------------
   Excess of interest-earning assets over
     interest-bearing liabilities                 $     297,166       $       246,397        $      262,927       $     229,199
                                                  ===============     =================      ================     ===============

Loan originations and purchases                   $     659,806        $      417,713        $    2,275,530$      $   1,288,772



(1) Excludes FHLB stock dividends and other miscellaneous items.
(2) Excludes accrued interest on tax assessment.
(3) Excludes FHLB stock.